UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

KENTUCKY USA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141480	20-5750488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

321 Somerset Road, Suite 1, London, KY		40741
(Address of principal executive offices)		(Zip code)

(606) 878-5987
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant

On August 15, 2008, we notified George Stewart, CPA that we were dismissing him as our principal independent accountant as of that date. The dismissal of George Stewart, CPA was approved by our board of directors.

George Stewart, CPA had been our principal independent accountant since our inception on September 29, 2006 through our fiscal year ended February 29, 2008. The report of George Stewart, CPA dated June 9, 2008 on our financial statements for the period from September 29, 2006 through February 29, 2008 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was qualified to include an explanatory sentence with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

In connection with the audit for our fiscal year ended February 29, 2008, there were no disagreements between us and George Stewart, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to his satisfaction, would have caused George Stewart, CPA to make reference to the subject matter of the disagreement in connection with his reports.

In connection with the audit of the period ended February 29, 2008, George Stewart, CPA did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;
•
information had come to his attention that led him to no longer be able to rely on our management’s representations or made him unwilling to be associated with the financial statements prepared by our management;

•	there was a need to expand significantly the scope of his audit; or
•
information had come to his attention that he had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

We provided George Stewart, CPA with a copy of this Current Report on Form 8-K before it was filed and requested that he furnish us a letter, addressed to the Securities and Exchange Commission, stating whether he agreed with the information disclosed in the Current Report. A copy of the letter we received from George Stewart, CPA accompanies this Current Report on Form 8-K as Exhibit 16.1.

On June 25, 2008, we engaged Rodefer Moss & Co., PLLC, as our principal independent accountant for the fiscal year ending October 31, 2008. The appointment of Rodefer Moss & Co., PLLC was approved by our board of directors.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Exhibit Description

16.1	Letter from George Stewart, CPA regarding changes in Registrant’s certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kentucky USA Energy, Inc.

Dated: August 15, 2008	By:	/s/ Steven D. Eversole
Name: Steven D. Eversole
Title: President and Chief Executive Officer